POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each officer or director of Greenfield Industries, Inc. (the "Corporation") whose signature appears below constitutes and appoints Paul W. Jones and Gary L. Weller, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's Amended and Restated Employee Stock Option Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





Dated:  May 9, 1997                      /s/ Donald E. Nickelson
                                         ________________________
                                         Donald E. Nickelson

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each officer or director of Greenfield Industries, Inc. (the "Corporation") whose signature appears below constitutes and appoints Paul W. Jones and Gary L. Weller, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's Amended and Restated Employee Stock Option Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





Dated: May 9, 1997                           /s/Peter S. Finley
                                             ________________________
                                             Peter S. Finley

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each officer or director of Greenfield Industries, Inc. (the "Corporation") whose signature appears below constitutes and appoints Paul W. Jones and Gary L. Weller, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's Amended and Restated Employee Stock Option Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





Dated: May 9, 1997                           /s/Robert E. Lefton
                                         ________________________
                                             Robert E. Lefton

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each officer or director of Greenfield Industries, Inc. (the "Corporation") whose signature appears below constitutes and appoints Paul W. Jones and Gary L. Weller, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's Amended and Restated Employee Stock Option Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





Dated: May 9, 1997                           /s/Julian M. Seeherman
                                             ____________________
                                             Julian M. Seeherman

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each officer or director of Greenfield Industries, Inc. (the "Corporation") whose signature appears below constitutes and appoints Paul W. Jones and Gary L. Weller, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's Amended and Restated Employee Stock Option Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





Dated: May 9, 1997                                /s/Dennis W.Sheehan
                                                  ________________________
                                                  Dennis W. Sheehan

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each officer or director of Greenfield Industries, Inc. (the "Corporation") whose signature appears below constitutes and appoints Paul W. Jones and Gary L. Weller, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's Amended and Restated Employee Stock Option Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





Dated: May 9, 1997                                /s/John W. Burge, Jr.
                                                  ________________________
                                                  John W. Burge, Jr.

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each officer or director of Greenfield Industries, Inc. (the "Corporation") whose signature appears below constitutes and appoints Paul W. Jones and Gary L. Weller, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's Amended and Restated Employee Stock Option Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





Dated: May 9, 1997                                /s/Robert W. Pratt, Jr.
                                                  ________________________
                                                  Robert W. Pratt, Jr.

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each officer or director of Greenfield Industries, Inc. (the "Corporation") whose signature appears below constitutes and appoints Gary L. Weller his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration
Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's Amended and Restated Employee Stock Option Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





Dated: May 9, 1997                                /s/Paul W. Jones
                                                  ________________________
                                                  Paul W. Jones